Exhibit 99.2

REVOLUTION Program & Measles April 9, 2026 © 2026 Invivyd, Inc. All trademarks used in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, plans related to the company’s research and development activities, and the timing and potential results thereof; the potential of monoclonal antibodies (mAbs), including beliefs about the unique merits offered by antibody supplementation; the potential of VYD2311 as a novel mAb candidate for the prevention of COVID-19; expectations regarding the company’s clinical trial designs, enrollment, event accumulation and progress, regulatory pathway, product profile, indication, patient populations, and administration paradigm for VYD2311, including the company’s REVOLUTION clinical program and the timing of results related thereto; estimates regarding potential market size and opportunity; the ability of the company’s technology innovate ahead of virus evolution; the potential of pemivibart as a mAb for pre-exposure prophylaxis (PrEP) of COVID-19 in certain immunocompromised persons; the potential of VMS063 as a potential first- and best-in-class mAb candidate for treatment and prevention of measles; expectations regarding the measles landscape, including the potential burden of measles on the healthcare system, and beliefs about the potential therapeutic and prophylactic applications of VMS063; the company’s expectations about potential pipeline expansion; the company’s business strategies and objectives, and ability to execute on them; the company’s future prospects; and other statements that are not historical fact. The company may not actually achieve the plans, intentions, or expectations disclosed in the company’s forward-looking statements and you should not place undue reliance on the company’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: the timing, progress, and results of the company’s discovery, preclinical, and clinical development activities, including with respect to VYD2311 and VMS063; whether or not any preclinical candidate identified by the company is determined to be suitable for clinical development; clinical trial site activation, enrollment, and event accumulation rates; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; the predictability of clinical success of the company’s product candidates based on neutralizing activity in nonclinical studies and the assessment of other in vitro properties; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; unexpected safety or efficacy data observed during preclinical studies or clinical trials; variability of results in models and methods used to predict neutralizing activity; changes in the regulatory environment; the outcome of the company’s engagement with regulators; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways; the company’s ability to generate the data needed to support a potential Biologics License Application (BLA) submission for VYD2311; how long the EUA granted by the U.S. FDA for pemivibart will remain in effect and whether such EUA is revised or revoked by the U.S. FDA; the ability to maintain a continued acceptable safety, tolerability, and efficacy profile of any product candidate following regulatory authorization or approval; whether the epitopes that pemivibart and VYD2311 target remain structurally intact and the company’s product candidates are able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the risk that a lack of awareness of mAb therapies and regulatory scrutiny of mAb therapies to prevent or treat COVID-19 or other infectious diseases may adversely impact the development or commercial success of the company’s product candidates; changes in expected or existing competition; the company’s reliance on third parties; complexities of manufacturing mAb therapies; macroeconomic and political uncertainties; and whether the company has adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause the company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (SEC), and in the company’s other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and Invivyd undertakes no duty to such information whether as a result of new information, future events or otherwise, except as required under applicable law.This presentation contains hyperlinks to information that is not deemed to be incorporated by reference in this presentation. All trademarks used in this presentation are the property of their respective owners.

AGENDA 01 02 03 REVOLUTION Measles Q&A Program Updates Program Review

COVID remains pervasive and shortens lifespans; despite controversy, vaccines generated >$6B revenue in 2025 Each (re)infection accumulates risk Spike protein is now a ubiquitous environmental toxin Overt cardiovascular, renal, vascular and neurologic risks manifest either in acute morbidity and mortality or Long Covid post-acute viral syndromes COVID Vaccines >$6B in Revenue in 2026 All trademarks 147019-001 and logos displayed are the08Apr26 property of their 20:35 respective owners. Their Page us h re 13 is for identification purposes only and does not constitute endorsement or affiliation. Source: Moderna FY 2025 Form 10-K; Pfizer FY 2025 Form 10-K.

Monoclonal antibodies can change the game Inspired by natural maternal-fetal passive antibody transfer Engineered to exceed natural human immune limits Antibody supplementation offers unique merits in infectious disease: Equitable, immediate protection Anticipated high, durable protection No spike protein exposure Non-inflammatory and non-reactogenic Rapid, periodic updates can be made as pathogens evolve Scalable and cost-effective

Invivyd is at a critical point in its evolution, as is infectious disease prevention Adintrevimab 1st-generation mAb investigated for pandemic pre-Omicron variants Investigational mAb authorized by U.S. FDA* Pemivibart Maintained neutralization potency against historical and current variants for ~4 years High dose IV; limited to certain mod-to-severe immunocompromised patients Investigational mAb optimized for post-Omicron endemic equilibrium VYD2311 Engineered for easy use (IM) in broad population Investigational mAb optimized based on evolutionary intelligence VYD25XY Potential to provide broad portfolio coverage Invivyd technology innovates ahead of virus evolution * Pemivibart has not been approved but has been authorized for emergency use by the U.S. FDA under an emergency use authorization, for pre-exposure prophylaxis of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise.

VYD2311 STUDY Increased Events Sample Accumulated pooled, blinded PCR-positive COVID events can already provide sufficient Accumulating Size statistical power to support high end of anticipated efficacy On-T Increased ck Event Pre-specified, conservative sample size re-estimation algorithm triggers modest Sample Rate Size upsizing Initiating Rapid Prior rapid recruitment expected to continue Enrollment Advancement Next Nex Steps t Topline data now expected Q3 2026, dependent on enrollment; updates to be provided

VYD2311 mAb & Vaccine Safety & Immunology Study Pediatric Study Final protocol submitted to FDA Aligned with FDA on Initial Pediatric 3 Arms: Study Plan to support BLA filing (1) VYD2311 (2) mRNA Vax (3) VYD2311+mRNA Vax Plan for single study to assess the immunogenicity Operational start-up activities underway & safety of VYD2311 in children 0 – 11 years, with efficacy extrapolation from DECLARATION On track to initiate in Q2 2026 Initiation pending DECLARATION success

Cicada is an interesting virus, even if unable to drive a wave

Cicada (BA.3.2)

- Highly divergent lineage from dominant JN.1 -- emerged from dormant, ancestral BA.3
- Reduced ACE2 binding theoretically may prevent dominance and limit emergence to periods of low competition
- Meaningfully reduced neutralization of the 2025–2026 mRNA vaccines *in vitro*

Impact on mAbs

- Independent investigators demonstrated attractive neutralization activity of VYD2311 against BA.3.2
- Internal characterization ongoing
- Invivyd built to cover theoretically infinite virus evolution


Tree scale (substitutions per site): 0.002
First detection of BA.3.2
U.S. TGS isolate
U.S. domestic clinical isolate
Wuhan-Hu-1 (ancestral)
B.1.617.2 (Delta)
XBB.1.5
JN.1
XFG
LP.8.1
BA.3.2.1
BA.3.2.2

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Source: CDC. Early Detection and Surveillance of the SARS-CoV-2 Variant BA.3.2 — Worldwide, November 2024–February 2026. Published March 19, 2026. Accessed April 7, 2026. Happel, C. The Lancet. 2025; 26 (1), E3. Ho, D. bioRxiv. April 1, 2026.

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MEASLES PROGRAM Development Epidemiology & Standard-of-Care Use Cases Next Steps Candidate: VMS063 Burden of Disease

VMS063 a novel, highly potent, half-life extended, pan-measles variant antibody candidate advancing towards IND-enabling studies

Targets highly conserved epitope on measles Fusion (F) protein, a trimeric fusion protein responsible for viral membrane fusion

Exhibits low single digit nanogram / milliliter IC50s in gold-standard authentic measle assays and picogram / milliliter IC50 in pseudovirus assays across relevant measles lineages

Half-life extended to support potential prophylactic and therapeutic use with a single dose

Invivyd began IND-enablement for VMS063 for near-term clinical development



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The U.S. is facing a sustained resurgence of measles outbreaks, driven by decreasing population immunity US Annual Measles Case measles cases in the U.S. in 2025 As of March 2026 >2,200 —a 30-year high 2,500 2,000 >1,500 measles cases in the U.S. in the first quarter of 2026 alone Case 1,500 current vaccine coverage for kindergartners, Measles 1,000 92.5% below the ~95% required for herd immunity Yearly 500 school aged individuals in the U.S. estimated >9M to be unprotected against measles 0 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 Due to a shrinking population of older individuals with infection derived antibodies, overall population is waning just as vaccine rates are falling Sources: CDC. New findings on vaccination coverage and exemptions among kindergartners (2024-2025 school year). Published 2025; CDC. Measles Cases and Outbreaks. Published April 3, 2026. Accessed April 5, 2026; Gambrell, A. Vaccine. 2022; 40 (32): 4574.

Measles is one of the most contagious known infections, with potentially life-threatening outcomes and severe long-term complications

1 *out of* **5** Unvaccinated cases are hospitalized	**1** *out of* **1,000** Unvaccinated cases develop encephalitis
1-3 *out of* **1,000** Unvaccinated cases result in death	**1** *out of* **10,000** Unvaccinated cases result in SSPE & death

Beyond the acute illness, measles causes long-term immune amnesia, which eliminates existing protective immune memory against all other pathogens and drives excess infections, antibiotic use, hospitalizations, and death

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SSPE: Subacute sclerosing panencephalitis.
Sources: CDC. Measles Symptoms and Complications. Published May 9, 2024. Accessed April 8, 2026; WHO Immunological Basis for Immunization Series, Published March 24, 2020, Accessed April 8, 2026.

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More tools are urgently needed

VACCINATION

- Vaccination is highly effective (~97% VE) and is gold-standard prophylaxis, though risk remains, with ~8% of 2026 U.S. infections in vaccinated persons
- Critical populations are ineligible for vaccination — including children under 6 months, pregnant women, and the immunocompromised
- Community protection is further limited by specific populations who choose to remain unvaccinated
- Maternal antibodies derived through vaccination provide today's infants with lower and shorter duration of protection
- As collective immunity declines, both vaccinated and unvaccinated individuals at higher risk

TREATMENT & PEP

- No FDA-approved treatments; Pooled Plasma Immune Globulin (IG) and vitamin A used off-label with limited controlled data in measles
- Pooled Plasma IG
  - Concentrated solution of IgG antibodies from healthy donors
  - Highly variable in composition yields unknown and variable protection against measles
  - Prioritized in PEP for high-risk individuals (<12 months, pregnant women, immunocompromised)
  - Short-half life provides only immediate protection and risk of anti-antibody responses limit use cases
- Vitamin A
  - Benefit mainly in Vitamin A deficient patients

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VE: Vaccine Efficacy. Sources: De Serres, G. Vaccine. 1997; 15 (6-7): 620. CDC. Measles Cases and Outbreaks. Published April 3, 2026; CDC. Measles (Rubeola). Published April 23, 2025.

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Serum antibody titers are a correlate of protection for measles, and useful in post-exposure prophylaxis

Measles infection is highly susceptible to antibodies

IG reduced clinical infections by >80% in PEP for measles

Pre-exposure measles antibody titers are correlated with clinical protection and infection

Titers >120 mIU/mL of IVIG cited as the threshold for clinical protection

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IVIG is a heterogenous combination of antibodies, non-specific to measles, with variable neutralization potency

IC50 estimates >50,000 ng/mL

A highly-specific, engineered mAb is well positioned to neutralize measles with anticipated substantially greater potency and lower doses than available IVIG

INVIVYD INC.

PEP: Post-Exposure Prophylaxis. IVIG: Intravenous Immunoglobulin. Sources: Anh Ha Do, L., NEJM. 2025; 393 (24): 2447. Farcet, M. Vaccine. 2019; 37 (24), 3151; ACIP. Updated ACIP Statement on the Prevention of Measles, Rubella, Congenital Rubella Syndrome (CRS), and Mumps. Published October 24, 2012.

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VMS063 could be potentially leveraged for both treatment or prevention Treatment of symptomatic measles, with the aim TREATMENT of shortening duration of symptoms and reducing severe complications POST-EXPOSURE Post-exposure passive prophylaxis to prevent PROPHYLAXIS or respond to outbreaks PRE-EXPOSURE Pre-exposure prophylaxis or early childhood passive prophylaxis (akin to RSV) to cover the pre-vaccine pediatric risk PROPHYLAXIS window and bridge infants to safe vaccination

MEASLES NEXT STEPS Initiated outreach to Expect initial proof-of-concept Expect IND-readiness FDA to discuss potential data in early treatment setting, by year-end 2026 regulatory pathways subject to regulatory feedback

PIPELINE PROGRAM INDICATION DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 COMMERCIAL Pemivibart COVID VYD2311 COVID VBY329 RSV VMS063 Measles Mumps Rubella HMPV Borrelia Lyme PIV Pertussis RSV: respiratory syncytial virus; HMPV: Human metapneumovirus; PIV: Human parainfluenza viruses

Q&A